UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

Advent Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5637 La Ribera St.

Suite A

Livermore, CA 94550

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (925) 455-9400

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $345.00	ADNWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Advent Technologies Holdings, Inc. (the “Company”) held its annual meeting of stockholders on December 31, 2024. For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on December 10, 2024. As of November 27, 2024, the record date of the annual meeting, there were 2,636,508 shares of common stock were issued and outstanding and 1,387,291 shares of common stock were present in person or by proxy at the annual meeting. The final voting results on each of the matters submitted to a vote of stockholders were as follows:

Proposal No. 1: To elect Robert Schwartz as a Class I director of the Board of Directors. The nominee listed below has been elected to serve on the Board of Directors of the Company as a Class I director with a term expiring at the 2027 annual meeting of the Company’s stockholders or until his successor is duly elected and qualified in accordance with our second amended and restated certificate of incorporation and amended and restated bylaws, or his earlier death, resignation or removal. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert Schwartz	320,810	336,605	729,876

Proposal No. 2: To ratify the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Approval of the proposal required the affirmative vote of a majority of all votes cast at the meeting. Abstentions had no effect on the result of the vote. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
942,513	440,522	4,256	N/A

Proposal 3: To approve the consideration of and action with respect to such other business and matters as may properly come before this meeting or any adjournments hereof. Approval of the proposal required the affirmative vote of a majority of all votes cast at the meeting. Abstentions had no effect on the result of the vote. The proposal was not approved by a vote of stockholders, with the vote tallies providing as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
256,801	375,255	25,359	729,876

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2025

Advent Technologies Holdings, Inc.

By:	/s/ Gary Herman
Name:	Gary Herman
Title:	Chief Executive Officer

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